                                                                    Exhibit 99.3

TEAMSTAFF AND BRIGHTLANE UNAUDITED
PRO FORMA CONSOLIDATED FINANCIAL DATA

      On August 31, 2001, TeamStaff acquired BrightLane in a transaction accounted for as a purchase. Under the merger agreement with BrightLane, TeamStaff acquired BrightLane in exchange for 8,066,631 shares of TeamStaff common stock, valued at approximately $44.6 million including transaction costs, based upon a per share price of $5.73. The following sets forth summary unaudited pro forma combined financial data to give effect to the issuance of the 8,066,631 shares (prior to reduction for fractional shares) of TeamStaff common stock in the acquisition as if the transaction had been completed on October 1, 1999 for statement of operations purposes and June 30, 2001 for balance sheet purposes.

      The pro forma combined financial data does not give effect to TeamStaff's repayment in full of TeamStaff's remaining obligations to FINOVA Capital Corporation, which occurred promptly following completion of the acquisition.

      This summary unaudited pro forma combined financial data should be read in conjunction with the unaudited pro forma combined condensed financial information and accompanying notes which are included in this filing, the separate historical financial statements and accompanying notes of BrightLane which are either included or incorporated by reference in this filing, and TeamStaff's previously filed Annual Report on Form 10-K for the year ended September 30, 2000 and previously filed Form 10-Q for the quarter ended June 30, 2001.

      The pro forma condensed combined financial data are intended for information purposes, and do not purport to represent what the combined entity's results of continuing operations or financial position would actually have been had the transaction in fact occurred at an earlier date, or project the results for any future date or period.

                        TEAMSTAFF, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000

                                                             Historical                                 Pro Forma
                                                   -------------------------------------   -----------------------------------
                                                   TeamStaff, Inc.  BrightLane.com, Inc.    Adjustments            Combined
                                                   ---------------  --------------------   -------------         -------------
REVENUES                                             $ 447,743,000         $     199,000   $          --         $ 447,942,000

DIRECT EXPENSES                                        426,987,000               174,000              --           427,161,000
                                                     -------------         -------------   -------------         -------------
                   Gross profit                         20,756,000                25,000              --            20,781,000

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES            17,005,000            15,067,000                            32,072,000

DEPRECIATION AND AMORTIZATION                            1,333,000               907,000       3,889,000(11)         6,129,000
                                                     -------------         -------------   -------------         -------------

                   Income/(Loss) from operations         2,418,000           (15,949,000)     (3,889,000)          (17,420,000)
                                                     -------------         -------------   -------------         -------------

OTHER INCOME (EXPENSE)
                   Interest and other income               584,000             1,303,000                             1,887,000
                   Interest and other expense           (1,623,000)                   --                            (1,623,000)
                                                     -------------         -------------   -------------         -------------
                                                        (1,039,000)            1,303,000              --               264,000
                                                     -------------         -------------   -------------         -------------

                        Income/(Loss) before tax         1,379,000           (14,646,000)     (3,889,000)          (17,156,000)

INCOME TAX (EXPENSE)/BENEFIT                              (428,000)                   --         428,000(10)                --
                                                     -------------         -------------   -------------         -------------

NET INCOME/(LOSS)                                    $     951,000         $ (14,646,000)  $  (3,461,000)        $ (17,156,000)
                                                     =============         =============   =============         =============

BASIC EARNINGS/(LOSS) PER COMMON SHARE               $        0.12                                               $       (1.07)
                                                     =============                                               =============

BASIC SHARES OUTSTANDING                                 7,954,176                             8,066,631(9)         16,020,807
                                                     =============                         =============         =============

DILUTED EARNINGS/(LOSS) PER COMMON SHARE             $        0.12                                               $       (1.07)
                                                     =============                                               =============

                                                                                                 (36,736)(9)
DILUTED SHARES OUTSTANDING                               7,990,912                             8,066,631(9)         16,020,807
                                                     =============                         =============         =============

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of this statement of operations.

                        TEAMSTAFF, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 2001

                                                                 Historical                                 Pro Forma
                                                       -------------------------------------   -----------------------------------
                                                       TeamStaff, Inc.  BrightLane.com, Inc.    Adjustments            Combined
                                                       ---------------  --------------------   -------------         -------------
REVENUES                                                 $ 487,497,000         $     239,000   $          --         $ 487,736,000

DIRECT EXPENSES                                            466,891,000               205,000              --           467,096,000
                                                         -------------         -------------   -------------         -------------

                Gross profit                                20,606,000                34,000              --            20,640,000

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                16,435,000             5,066,000                            21,501,000

DEPRECIATION AND AMORTIZATION                                1,078,000               792,000       2,917,000(11)         4,787,000
                                                         -------------         -------------   -------------         -------------

                Income/(Loss)  from operations               3,093,000            (5,824,000)     (2,917,000)           (5,648,000)
                                                         -------------         -------------   -------------         -------------

OTHER INCOME (EXPENSE)
                Interest and other income                      621,000             1,080,000                             1,701,000
                Interest expense                            (1,373,000)                   --                            (1,373,000)
                                                         -------------         -------------   -------------         -------------
                                                              (752,000)            1,080,000              --               328,000
                                                         -------------         -------------   -------------         -------------

                     Income/(Loss) before tax                2,341,000            (4,744,000)     (2,917,000)           (5,320,000)

INCOME TAX (EXPENSE)/BENEFIT                                  (981,000)                   --         981,000(10)                --
                                                         -------------         -------------   -------------         -------------

NET INCOME /(LOSS)                                       $   1,360,000         $  (4,744,000)  $  (1,936,000)        $  (5,320,000)

LOSS RELATED TO CONTINGENT WARRANTS                      $          --         $  (1,876,000)  $          --         $  (1,876,000)
                                                         -------------         -------------   -------------         -------------

NET INCOME/(LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS    $   1,360,000         $  (6,620,000)  $  (1,936,000)        $  (7,196,000)
                                                         =============         =============   =============         =============

BASIC EARNINGS/(LOSS) PER COMMON SHARE                   $        0.17                                               $       (0.45)
                                                         =============                                               =============

BASIC SHARES OUTSTANDING                                     8,011,474                             8,066,631(9)         16,078,105
                                                         =============                         =============         =============

DILUTED EARNINGS/(LOSS) PER COMMON SHARE                 $        0.17                                               $       (0.45)
                                                         =============                                               =============

                                                                                                    (159,551)
DILUTED SHARES OUTSTANDING                                   8,171,025                             8,066,631(9)         16,078,105
                                                         =============                         =============         =============

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of this statement of operations.

                        TEAMSTAFF, INC. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               AS OF JUNE 30, 2001

                                                                   Historical                                 Pro Forma
                                                         -------------------------------------   ----------------------------------
                                                         TeamStaff, Inc.  BrightLane.com, Inc.    Adjustments           Combined
                                                         ---------------  --------------------   -------------        -------------
         ASSETS

CURRENT ASSETS

         Cash                                               $  7,239,000          $ 12,857,000    $ (1,025,000)(7)    $ 19,071,000
         Accounts receivable, net of allowance                24,059,000                66,000              --          24,125,000
         Deferred tax asset                                    1,386,000                    --                           1,386,000
         Other current assets                                    507,000               115,000                             622,000
                                                            ------------          ------------    ------------        ------------
              Total current assets                            33,191,000            13,038,000      (1,025,000)         45,204,000

RESTRICTED CASH                                                       --               551,000              --             551,000

EQUIPMENT AND IMPROVEMENTS, NET                                1,195,000             1,059,000              --           2,254,000

INTANGIBLES, net of amortization                              19,412,000                82,000      19,445,000(1)       38,857,000
                                                                                                       (82,000)(8)
DEFERRED TAX ASSET, LONG TERM                                         --                    --       6,998,000(6)        6,998,000

INVESTMENT IN TEAMSTAFF PREFERRED STOCK                               --             3,500,000      (3,500,000)(5)              --

OTHER ASSETS                                                     939,000               521,000       1,025,000(7)        2,485,000
                                                            ------------          ------------    ------------        ------------

         TOTAL ASSETS                                       $ 54,737,000          $ 18,751,000    $ 22,861,000        $ 96,349,000
                                                            ============          ============    ============        ============


         LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
         Current portion of long-term debt                  $  1,147,000          $     17,000    $         --        $  1,164,000
         Accounts payable                                      6,950,000               366,000              --           7,316,000
         Accrued expenses and other current liabilities       20,056,000                98,000       2,710,000(3)       22,864,000
                                                            ------------          ------------    ------------        ------------
              Total current liabilities                       28,153,000               481,000       2,710,000          31,344,000

LONG-TERM LIABILITIES
         Long-term debt                                        3,487,000                21,000              --           3,508,000
                                                            ------------          ------------    ------------        ------------
              Total Liabilities                               31,640,000               502,000       2,710,000          34,852,000

SHAREHOLDERS' EQUITY
         Common stock                                              8,000             1,439,000      (1,439,000)(4)          16,000
                                                                                                         8,000(2)
         Preferred stock                                         350,000            40,157,000     (40,157,000)(4)              --
                                                                                                      (350,000)(5)
         Additional paid-in capital                           24,625,000                    --      41,892,000(2)       63,367,000
                                                                                                    (3,150,000)(5)
         Accumulated deficit                                  (1,750,000)          (23,347,000)     23,347,000(4)       (1,750,000)
         Treasury stock                                         (136,000)                   --                            (136,000)
                                                            ------------          ------------    ------------        ------------
              Total shareholders' equity                      23,097,000            18,249,000      20,151,000          61,497,000
                                                            ------------          ------------    ------------        ------------

TOTAL LIABILITIES AND EQUITY                                $ 54,737,000          $ 18,751,000    $ 22,861,000        $ 96,349,000
                                                            ============          ============    ============        ============

The accompanying notes to unaudited pro forma condensed consolidated financial statements are an integral part of this balance sheet

                                 TEAMSTAFF, INC.
                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated statements of operations have been prepared to reflect the acquisition of BrightLane as if the acquisition occurred on October 1, 1999 utilizing the purchase method of accounting. TeamStaff's fiscal year ends on September 30. The unaudited pro forma condensed consolidated balance sheet was prepared to reflect the acquisition as of June 30, 2001. BrightLane.com, Inc.'s historical financial statements were derived from its books and records and reflect:

- The unaudited statement of operations of BrightLane for the nine month period ended June 30, 2001;

- The statement of operations of BrightLane for the twelve month period ended December 31, 2000 derived from BrightLane's audited financial statements; and

-     The unaudited balance sheet of BrightLane as of June 30, 2001.

TeamStaff historical financial statements were derived from its books and records and reflect:

- The unaudited statement of operations of TeamStaff for the nine month period ended June 30, 2001;

- The statement of operations of TeamStaff for the twelve month period ended September 30, 2000 derived from TeamStaff's audited financial statements; and

-     The unaudited balance sheet of TeamStaff as of June 30, 2001.

The following is a summary of the adjustments reflected in the unaudited pro forma condensed consolidated balance sheet:

      (1) Represents the preliminary estimates of the excess purchase price over the net tangible assets acquired as follows:

                  Purchase price (including $2,710,000 of
                  transaction expenses)                          $44,610,000
                  Net tangible assets acquired                   (18,167,000)
                  Deferred tax asset of BrightLane previously
                  unrecorded                                      (6,998,000)
                  Excess of purchase price over net tangible     -----------
                  assets acquired                                $19,445,000
                                                                 -----------

      The total estimated purchase price of the acquisition has been allocated on a preliminary basis to assets and liabilities based on management's best estimates of fair value, with the excess over the net tangible assets acquired allocated to intangible assets. These allocations are subject to change pending a final analysis of the total purchase price and the fair value of the assets acquired and liabilities assumed. As the Company's Valuation Consultants have not yet completed their analysis of the purchase price allocation the impact of any of these changes could be material. And therefore the audited financial statements for the fiscal year ended September 30, 2001 could contain material changes from the pro-forma statements contained herein.

      On January 22, 2001, the date of announcement of the principal terms of the acquisition, the closing price of TeamStaff's stock was $5.75. Based on the closing prices of TeamStaff's common stock for the period consisting of (i) two days prior to announcement of the principal terms, (ii) the day of the announcement and (iii) the two days following the announcement, the average closing price of the Company's common stock for such 5 day period was $5.73, which has been utilized by management as the accounting basis of evaluating the cost of the transaction.

      (2) Includes the issuance of 8,066,631 shares of TeamStaff common stock to the former BrightLane shareholders at an estimated fair market value of $5.73 per share, discounted for the restrictions of trading placed on the common stock of 15% for stock restricted for two years and 10% for stock restricted for one year or total fair value of $41,900,000 ($8,000 par value common stock and $41,892,000 additional paid in capital).

TeamStaff issued, to the shareholders of BrightLane, shares representing approximately 49.9% of TeamStaff shares outstanding at the time of closing. The pre-transaction shareholders of TeamStaff retained the majority holding in the combined entity.

      (3) Represents the accrual of $2,710,000 for certain legal, accounting, investment banking and other miscellaneous expenses associated with the acquisition.

      (4) Represents the elimination of BrightLane's historical equity accounts ($1,439,000 common stock, $40,157,000 preferred stock, and ($23,347,000) accumulated deficit).

      (5) Represents the elimination of Brightlane's investment in TeamStaff of $3,500,000.

      (6) Represents the establishment of a deferred tax asset for the net operating loss carryforwards of $6,998,000. Brightlane's net operating loss carryforwards previously had a full valuation allowance. However, Teamstaff management believes it is more likely than not that such carryforwards will be realized considering Teamstaff's prior results and future planned results including Brightlane.

      (7) Represents $1,025,000 principal amount of loans given to Brightlane shareholders for taxes due on the exercise of BrightLane options under the terms of the merger agreement.

      (8) Represents the elimination of acquired goodwill on Brightlane's books of $82,000.

The following is a summary of the adjustments reflected in the unaudited pro forma condensed consolidated statement of operations:

      (9) Represents the issuance of 8,066,631 shares of TeamStaff, Inc. common stock to BrightLane shareholders and the removal of incremental shares for assumed conversion of options as those incremental shares would be antidilutive for pro forma purposes.

      (10) Represents a reduction to income tax expense as a result of BrightLane's loss.

      (11) Represents the amortization of the excess of purchase price over net tangible assets acquired of $19,445,000. Pending the final analysis of the total purchase price and the fair value of the assets acquired and the liabilities assumed, the excess purchase price over assets acquired will be amortized over five years. However, if any of the purchase price is ultimately assigned to goodwill, there will be no amortization of goodwill under the new accounting pronouncement, Statement of Accounting Standards No. 142. Accordingly, the pro forma amortization expense, net loss and net loss per share would be reduced.